Exhibit 99.1

Contact:
Timothy Cunningham
eLoyalty Corporation
(847) 582 7015
ir@eloyalty.com

eLoyalty Reports Results for Fourth Quarter 2003
Company adds nine new customers, maintains strong total net cash position and outlines business outlook

Lake Forest, IL, February 9, 2004 – eLoyalty Corporation, a leading enterprise CRM services and solutions company (NASDAQ: ELOY), today posted fourth quarter financial results for the period ended December 27, 2003.

For the fourth quarter 2003, eLoyalty reported revenue of $15.0 million and a net loss of $4.9 million. The net loss available to common shareholders in the fourth quarter was $0.89 a share.

eLoyalty’s fourth quarter 2003 highlights included:

Revenue and Clients

•	Increasing fourth quarter 2003 revenue 11% sequentially over the third quarter of 2003,
•	Increasing the total number of customers to 61 in the fourth quarter, by the addition of nine new customers in sectors as diverse as financial services, health care, airline, consulting and lodging, and
•	Maintaining a flat billing rate in Q4 as compared to Q3 – the first quarter the company’s billing rate has not decreased since the first quarter of 2003.

Service Lines and Strategic Initiatives

•	Growing Managed Services fourth quarter revenues to $2.4 million, a 19% sequential increase in the fourth quarter of 2003 — on top of the 15% sequential increase in the third quarter of 2003,
•	Being selected for two new internet protocol contact center (IPCC) projects in the fourth quarter of 2003, and
•	Significantly expanding the company’s pipeline for IPCC projects for the first quarter of 2004 and beyond.

Expenses and Balance Sheet

•	Reducing fourth quarter SG&A expenses by 17% and 30%, compared to the third quarter of 2003 and fourth quarter of 2002, respectively,
•	Maintaining strong total net cash balances (total cash, net of debt) of approximately $38 million,
•	Reducing DSO to 39 days, a 6 day improvement over the third quarter of 2003 and a 12 day improvement during fiscal 2003, and
•	Paying off the $8.6 million debt balance on its line of credit.

“We are pleased with the progress we made in the fourth quarter, in particular given the fact we grew our revenues in spite of the impact of the $1.6 million sequential reduction in spending by our largest customer in the third quarter and the seasonal impact on fourth quarter utilization,” stated Kelly D. Conway, President and CEO of eLoyalty. “We also believe that we are well positioned for growth in 2004 as we capitalize on our four primary focus areas of Converged IP Contact Center Solutions, Marketing Solutions, Contact Center Optimization Solutions, and Behavioral Analytics. Combined with a third straight quarter of success in new customer acquisition, a lower expense base and a strong balance sheet, we are pleased with our progress and believe we can exploit the opportunities in the marketplace.”

Adjusted Earnings Measure1

On a non-GAAP basis, for the fourth quarter 2003 eLoyalty realized an “Adjusted Earnings” measure loss of $1.2 million, which is a $1.7 million improvement compared to the third quarter of 2003. The following table presents the calculation of the Adjusted Earnings measure for the three months and fiscal years 2003 and 2002, including a reconciliation to GAAP results for those periods. See Footnote 1, below, for an explanation of the Adjusted Earnings measure presented in this press release.

Definition and Calculation of Adjusted Earnings Measure

	Three months ended		Fiscal Year ended

(000's)	12/27/2003	12/28/2002	12/27/2003	12/28/2002

GAAP – Operating Loss	$(4,617)	$(5,986)	$(18,139)	$(14,781)
Add back (reduce) the effect of:
Noncash compensation	670	1,212	2,935	3,789
Severance and related costs	948	3,525	2,405	9,075
Goodwill impairment	557	-0-	557	-0-
Depreciation and amortization expense	1,224	1,382	5,362	5,483

Adjusted Earnings Measure (Loss) Income	$(1,218)	$133	$(6,880)	$3,566

[1] eLoyalty presents the above reconciliation of GAAP (generally accepted accounting principles) results to non-GAAP “Adjusted Earnings” results because management believes the Adjusted Earnings measure allows investors a better understanding of the results of eLoyalty’s operational activities by focusing on cash earnings performance, exclusive of the financial impact of decisions made with the intention of improving the company’s operating performance through expense reduction activities. Further, management believes that it is useful to analyze the company’s performance excluding the impact of severance and related costs, since the amount of these costs varies significantly between periods on the basis of factors that management does not believe reflect current-period operating performance. However, adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments may be recorded in future periods. The Adjusted Earnings measure also reflects the company’s resources available to invest in the business, strengthen the balance sheet and fund any future cost reduction initiatives. Using only the non-GAAP earnings measure to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both the GAAP and non-GAAP measures reflected above to understand and analyze the results of its business. The Adjusted Earnings measure should be considered in addition to, not as a substitute or superior to, operating income, cash flows or other measures of financial performance prepared in accordance with GAAP.

Current Business Outlook

The company continues to be cautiously optimistic that a number of trends are emerging that, if they continue, could lead to an improvement in eLoyalty’s business results by mid 2004. These trends include:

•	Increasing demand for the company’s principal service lines,
•	A gradual improvement in general market conditions, and
•	A slow abatement in the pressure on billing rates.

In the first quarter 2004 the company expects the impact of these trends will be largely offset by slowdowns in services spending at two of its largest accounts. Given these factors, eLoyalty’s present anticipated outlook for the first quarter of 2004 is as follows:

•	Revenues in the range of $12.0 million to $14.0 million,
•	Addition of 10 to 14 new clients, and
•	No new special charges associated with the reduction of personnel or consolidation of facilities.

Conference Call Information

eLoyalty management will host a conference call at 8:30 a.m. eastern time on Tuesday, February 10, 2004. A webcast of the conference call will be available live via the Internet at the Investor Relations section of eLoyalty’s web site at www.eloyalty.com/investor_relations/ where this press release, as well as other financial information that will be discussed on that call, is also available. It is recommended that participants using the Web access the site at least fifteen minutes before the webcast begins to download and install any necessary audio software. For those who cannot access the live broadcast, or the continued availability on eLoyalty’s website, a replay of the conference call will also be available beginning two hours after the call is completed until February 17, 2004 by dialing (888) 509-0081 or, for international callers, (416) 695-5275. There is no passcode for the replay.

About eLoyalty

eLoyalty is a leading management consulting, systems integration, and managed services company focused on optimizing customer interactions. With professionals in offices throughout North America and Europe, eLoyalty’s broad range of enterprise Customer Relationship Management (CRM)-related services and solutions include creating customer strategies; defining technical architectures; selecting, implementing and integrating best-of-breed CRM software applications; and providing ongoing support for multivendor systems. The combination of eLoyalty’s methodologies and technical expertise enables eLoyalty to deliver the tangible economic benefits of customer loyalty for its Global 2000 clients. For more information about eLoyalty, visit www.eloyalty.com or call 877-2ELOYAL.

ASSUMPTIONS UNDERLYING FORWARD-LOOKING STATEMENTS AND FACTORS THAT MAY AFFECT FUTURE RESULTS
This news release contains forward-looking statements, including references to plans, strategies, objectives and anticipated future performance and other statements not strictly historical in nature, which are based on current management expectations, forecasts and assumptions. These forward-looking statements are subject to risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements. Such risks, uncertainties and other factors that might cause such a difference include, among others: the ability to attract new clients and continuation of existing and new business from existing clients; reliance on major clients and suppliers, increasing client concentration and maintenance of good relations with key business partners; maintenance of the company’s reputation and financial strength to remain competitive; management of the risks associated with increasingly complex client projects and new services offerings, including risks involving the variability and predictability of the number, size, scope, cost and duration of, and revenues from, client engagements, unanticipated cancellations or deferrals, collection of billed amounts, shifts from time and materials to alternative or value-based pricing and variable employee utilization rates, project personnel costs and project requirements; the company’s ability to execute its strategy of reducing costs, achieving benefits from cost reduction activities and maintaining a lower cost structure; management of growth and expansion of business with new services offerings and into new markets; continued access to capital resources to meet eLoyalty’s operating and financial needs; implementation of appropriate infrastructure in a timely and cost-effective manner; the ability to attract and retain highly skilled employees in a competitive information technology labor market; demand for CRM services and software generally and continuing intense competition in the information technology services industry generally and particularly in the provision of CRM services and software; the rapid pace of technological innovation in the information technology services industry and the ongoing challenge of creating innovative solutions that meet client expectations; risks associated with eLoyalty’s global operations; future legislative, regulatory or legal actions affecting the information technology services industry or the protection of eLoyalty’s intellectual property rights; the uncertain extent of the current economic recovery and its impact on eLoyalty’s financial results; and other general business, capital market and economic conditions and volatility. For further information about these and other risks, see eLoyalty’s recent SEC filings, including, without limitation, its most recent annual report on Form 10-K and quarterly reports on Form 10-Q, as well as those identified under “Risk Factors” in the Registration Statement on Form S-3 filed on September 24, 2002.

eLOYALTY CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited and in thousands, except per share data)

	For the		For the
	Three Months Ended		Year Ended
	December		December

	2003	2002	2003	2002

Revenue	$14,986	$18,378	$62,579	$86,698
Operating Expenses:
Cost of services	12,036	12,498	48,667	57,811
Selling, general and administrative expenses	4,838	6,923	23,718	28,888
Severance and related costs	948	3,525	2,405	9,075
Research and development	—	36	9	222
Depreciation expense	1,198	1,382	5,299	5,483
Amortization of intangibles	26	—	63	—
Goodwill impairment	557	—	557	—

Total operating expenses	19,603	24,364	80,718	101,479

Operating loss	(4,617)	(5,986)	(18,139)	(14,781)
Other income, net	45	132	256	758

Loss before income taxes	(4,572)	(5,854)	(17,883)	(14,023)
Income tax provision	303	22,155	388	21,381

Net loss	(4,875)	(28,009)	(18,271)	(35,404)
Dividends and accretion related to Series B preferred stock	(355)	(376)	(1,508)	(5,371)

Net loss available to common stockholders	$(5,230)	$(28,385)	$(19,779)	$(40,775)

Basic net loss per common share	$(0.89)	$(5.22)	$(3.48)	$(7.86)

Diluted net loss per common share	$(0.89)	$(5.22)	$(3.48)	$(7.86)

Shares used to calculate basic net loss per common share	5,858	5,438	5,689	5,190

Shares used to calculate diluted net loss per common share	5,858	5,438	5,689	5,190

Noncash compensation included in individual line items above:
Cost of services	$203	$236	$834	$872
Selling, general and administrative expenses	467	976	2,101	2,917

Total noncash compensation	$670	$1,212	$2,935	$3,789

eLOYALTY CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited and in thousands, except share and per share data)

	December 27,	December 28,
	2003	2002

ASSETS:
Current Assets:
Cash and cash equivalents	$36,953	$48,879
Restricted cash	899	9,579
Receivables (net of allowances of $1,493 and $1,590, respectively)	7,631	11,467
Prepaid expenses	1,430	1,180
Refundable income taxes	101	300
Other current assets	301	467

Total current assets	47,315	71,872
Equipment and leasehold improvements, net	9,388	13,859
Goodwill, net	1,671	2,135
Intangible, net	262	—
Long-term receivables and other	1,169	961

Total assets	$59,805	$88,827

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Current Liabilities:
Short-term debt	$—	$8,600
Accounts payable	2,852	1,668
Accrued compensation and related costs	4,580	5,902
Unearned revenue	1,226	1,024
Other current liabilities	4,788	6,819

Total current liabilities	13,446	24,013

Long-term liabilities	1,144	2,358
Commitments and contingencies

Redeemable Series B convertible preferred stock, $0.01 par value; 5,000,000 shares authorized and designated; 4,156,221 and 4,343,627 shares issued and outstanding with a liquidation preference of $21,922 and $22,915 at December 27, 2003 and December 28, 2002, respectively	21,197	22,153

Stockholders’ Equity:
Preferred stock, $0.01 par value; 35,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.01 par value; 50,000,000 shares authorized; 6,919,599 and 6,752,398 shares issued and outstanding, respectively	69	67
Additional paid-in capital	149,140	150,761
Accumulated deficit	(115,165)	(96,894)
Unearned compensation	(6,194)	(9,480)
Accumulated other comprehensive loss	(3,832)	(4,151)

Total stockholders’ equity	24,018	40,303

Total liabilities and stockholders’ equity	$59,805	$88,827

eLOYALTY CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited and in thousands)

	For the
	Year Ended
	December

	2003	2002

Cash Flows from Operating Activities:
Net loss	$(18,271)	$(35,404)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation, amortization and noncash compensation	8,297	9,273
Goodwill impairment	557	—
Provision for uncollectible amounts	—	(400)
Noncash severance and related costs	—	856
Deferred income taxes	—	22,510
Changes in assets and liabilities:
Receivables	4,117	12,856
Refundable income taxes	199	7,114
Other current assets	(335)	43
Accounts payable	1,147	(401)
Accrued compensation and related costs	(1,849)	(2,881)
Other liabilities	(3,457)	(2,604)
Long-term receivables and other	31	(550)

Net cash (used in) provided by operating activities	(9,564)	10,412

Cash Flows from Investing Activities:
Capital expenditures and other	(1,209)	(2,266)

Net cash used in investing activities	(1,209)	(2,266)

Cash Flows from Financing Activities:
Proceeds from revolving credit agreement	25,800	—
Repayments on revolving credit agreement	(34,400)	—
Required deposit on revolving credit agreement	8,680	(131)
Payment of Series B dividends	(1,543)	(888)
Proceeds from stock compensation plans	—	89

Net cash used in financing activities	(1,463)	(930)

Effect of exchange rate changes on cash and cash equivalents	310	(990)

(Decrease) increase in cash and cash equivalents	(11,926)	6,226
Cash and cash equivalents, beginning of period	48,879	42,653

Cash and cash equivalents, end of period	$36,953	$48,879

Supplemental Disclosures of Cash Flow Information
Cash paid for interest	$(88)	$(210)
Cash refunded (paid) for income taxes, net	$227	$6,820